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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 27, 2005

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                           UNITED HERITAGE CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             UTAH                          0-9997                 87-0372864
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NO.)       (IRS EMPLOYEE
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  817-641-3681
                            (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      |_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c))
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            This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

            Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On January 27, 2005 Heritage Food Group, a wholly-owned subsidiary of United Heritage Corporation, was merged into BMW Holdings, Inc. (BMW), an unrelated third party, with BMW being the surviving corporation in the merger. This transaction was completed under the terms of a Reorganization Agreement and an Agreement and Plan of Merger pursuant to which United Heritage Corporation transferred certain assets of National Heritage Sales Corp., another of its wholly-owned subsidiaries, to Heritage Food Group. The assets included "Heritage Lifestyle" trademarks, point of sale material and good will. Upon giving effect to the merger, the existing shareholders of BMW retained a 92.5% interest in BMW and United Heritage Corporation obtained a 7.5% interest in BMW, consisting of 8,823,530 shares of BMW's Class A common stock. United Heritage Corporation intends to distribute to its shareholders all of its shares of BMW Class A common stock and BMW has agreed to register these shares with the Securities and Exchange Commission, in accordance with applicable securities laws and regulations. As consideration for the transfer, BMW will pay to United Heritage Corporation $75,000 in 12 equal monthly installments. BMW is also obligated to pay the legal fees incurred by the parties in connection with the transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          Exhibit 99        Press Release

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2005

                                    UNITED HERITAGE CORPORATION



                                    By:/s/ Walter G. Mize
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                                       Walter G. Mize, Chief Executive Officer